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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2006


                        SkillSoft Public Limited Company
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               (Exact Name of Registrant as Specified in Charter)


   Republic of Ireland                0-25674                        None
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 (State or Other Juris-             (Commission                 (IRS Employer
diction of Incorporation            File Number)             Identification No.)


      107 Northeastern Boulevard
        Nashua, New Hampshire                                        03062
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (603) 324-3000



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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C)under the Exchange Act (17 CFR 240.13e-4(C))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 23, 2006, SkillSoft Public Limited Company (the "Company") held an Extraordinary General Meeting of Shareholders (the "EGM").

At the EGM, the Company's shareholders approved a cash compensation program for directors who are not employees of the Company ("Outside Directors"). As described in the Current Report on Form 8-K filed by the Company dated December 31, 2005, the Company will pay cash compensation to the Outside Directors as follows:

     -    each Outside Director will receive an annual retainer of $30,000;

     - the chairman of each of the Audit Committee and the Compensation Committee will receive an additional annual retainer of $7,500; and

     - each Outside Director who is a member of any standing committee (a "Committee") of the Board of Directors will receive payment of $2,000 per Board or Committee meeting attended up to a maximum of six meetings per year (including by conference telephone) beyond regularly scheduled meetings (i.e. a maximum additional payment of $12,000), provided that only one meeting payment would be made in the event such additional meetings of the Board and one or more Committee were held on the same day.

Any director who is in office only for a portion of a fiscal year shall only be entitled to be paid a pro-rated portion of such remuneration reflecting such portion of the year during which he held office.

A summary of the director compensation program is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

The Company's shareholders also approved an amendment to the Company's 2002 Share Option Plan to increase the total number of shares reserved for issuance thereunder by 5,100,000 ordinary shares of (Euro Sign)0.11 each (to 7,450,000 ordinary shares of (Euro Sign)0.11 each). The amendment will be effected through a reallocation of shares currently available for grant under the Company's other existing share option plans, resulting in amendments to the other plans to reduce the shares issuable thereunder by an aggregate of 5,100,000 ordinary shares.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

          99.1   Amended and Restated Summary of Director Compensation

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SkillSoft Public Limited Company




Date: March 28, 2006                  By: /s/ Charles E. Moran
                                          --------------------------------------
                                          Charles E. Moran
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX


Exhibit No.          Description
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99.1                 Amended and Restated Summary of Director Compensation